SUPPLEMENT TO FIDELITY EQUITY-INCOME FUND'S MARCH 30, 1998 PROSPECTUS
   The following information replaces similar information found in the "Securities and Investment Practices" section on page 10.
       RESTRICTIONS:    With respect to 75% of its total assets, the
fund may not invest in more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
   The following information replaces similar information found in the "Securities and Investment Practices" section on page 13.
       RESTRICTIONS:    With respect to 75% of its total assets, the
fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
   The following information replaces similar information found in the "Fundamental Investment Policies and Restrictions" section on page
13.
   With respect to 75% of its total assets, the fund may not invest more than 5% in the securities of any one issuer and may not invest in more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
   The following information supplements the information found in the "Other Expenses" section on page 15.
   The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.

SUPPLEMENT TO THE FIDELITY EQUITY-INCOME FUND
MARCH 30, 1998
STATEMENT OF ADDITIONAL INFORMATION

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.
   The fund may not:
   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 21.
   The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
   THE FOLLOWING INFORMATION REPLACES ALL OF THE INFORMATION FOUND UNDER THE HEADING "MANAGEMENT FEE" IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 21.
       MANAGEMENT FEE.    For the services of FMR under the management
contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
   The following is the fee schedule for Equity-Income.
   GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL FEE
ASSETS           RATE        ASSETS          RATE

 0 - $3 BILLION  .5200%       $ 0.5 BILLION  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 OVER 534        .2500

   The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $555 billion of group net assets - the approximate level for January 1998 - was 0.2937%, which is the weighted average of the respective fee rates for each level of group net assets up to $555 billion.
   The fund's individual fund fee rate is 0.20%. Based on the average group net assets of the funds advised by FMR for January 1998, the fund's annual management fee rate would be calculated as follows:

               GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       MANAGEMENT FEE RATE

EQUITY-INCOME  0.2937%         +    0.20%*                    =    0.4937%


   * On December 1, 1998 the individual fund fee rate was increased from 0.18% to 0.20%.
   One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
   For the fiscal years ended     January 31   , 1998, 1997, and 1996,
the fund paid FMR management fees of $84,814,000, $56,664,000, and $39,630,000, respectively.
   FMR may, from time to time, voluntarily reimburse all or a portion of the fund's expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
   During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
   Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
   THE FOLLOWING SECTION IS TO BE ADDED, FOLLOWING THE "MANAGEMENT CONTRACT" SECTION, ENDING ON PAGE 22.
   DISTRIBUTION AND SERVICE PLAN
   The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
   Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Fidelity Equity-Income Fund shares.
   Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
   The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
   The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 24.
       SHAREHOLDER AND TRUSTEE LIABILITY.    The trust is an entity of
the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
   The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
       VOTING RIGHTS.    Each fund's capital consists of shares of
beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of a trust or a fund with another entity or the sale of substantially all of the assets of a trust or a fund to another entity requires the vote of a majority of the outstanding shares of a trust or a fund, as determined by the current value of each shareholder's investment in the fund or trust. The Trustees may, however, reorganize or terminate the trust or any fund without prior shareholder approval. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company. SUPPLEMENT TO THE FIDELITY SMALL CAP STOCK FUND
FIDELITY MID-CAP STOCK FUND
FIDELITY LARGE CAP STOCK FUND
JUNE 19, 1998
STATEMENT OF ADDITIONAL INFORMATION

   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 24.
   Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
   THE FOLLOWING INFORMATION REPLACES ALL OF THE INFORMATION FOUND UNDER THE HEADING "MANAGEMENT FEES" IN THE "MANAGEMENT CONTRACTS" SECTION BEGINNING ON PAGE 25.
       MANAGEMENT FEES.    For the services of FMR under the
management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of the Russell 2000 (Small Cap Stock), the S&P MidCap 400 (Mid-Cap Stock) or the S&P 500 (Large Cap Stock).
   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
   The following is the fee schedule for the funds.
   GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL FEE
ASSETS            RATE       ASSETS          RATE

 0 - $3 BILLION  .5200%       $ 0.5 BILLION  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 OVER 534        .2500

   The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $626 billion of group net assets - the approximate level for April 1998 - was 0.2888%, which is the weighted average of the respective fee rates for each level of group net assets up to $626 billion.
   Small Cap Stock's, Mid-Cap Stock's and Large Cap Stock's individual fund fee rates are 0.45%, 0.30%, and 0.30%, respectively. Based on the average group net assets of the funds advised by FMR for April 1998, each fund's annual basic fee rate would be calculated as follows:

                 GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       BASIC FEE RATE

SMALL CAP STOCK  0.2888%         +    0.45%                     =    0.7388%



MID-CAP STOCK    0.2888%         +    0.30%                     =    0.5888%



LARGE CAP STOCK  0.2888%         +    0.30%                     =    0.5888%


   One-twelfth of this annual basic fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
       COMPUTING THE PERFORMANCE ADJUSTMENT.    The basic fee for each
of Small Cap Stock, Mid-Cap Stock and Large Cap Stock is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Russell 2000, the S&P MidCap 400 and the S&P 500, respectively, (the Index) over the same period. The performance period for Small Cap Stock and Large Cap Stock commenced on April 1, 1998 and July 1, 1995, respectively. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.
   Each percentage point of difference, calculated to the nearest 0.01% (for Small Cap Stock and Mid-Cap Stock) and 1.00% (for Large Cap Stock) (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
   The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
   The maximum annualized adjustment rate is (plus/minus)0.20% of a fund's average net assets over the performance period.
   A fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
   Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the applicable Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
   The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by each fund.
FUND             FISCAL YEARS ENDED  PERFORMANCE  MANAGEMENT FEES
                 APRIL 30            ADJUSTMENT   PAID TO FMR

SMALL CAP STOCK  1998**              N/A          $ 380,263

MID-CAP STOCK    1998                $ 23,736     $ 9,412,300*

                 1997                $ 1,538,949  $ 10,757,959*

                 1996                $ 725,221    $ 7,129,455*

LARGE CAP STOCK  1998                $ (188,609)  $ 606,874*

                 1997                $ (73,325)   $ 533,745*

                 1996***             N/A          $ 334,620

   * Including the amount of the performance adjustment.
   ** From March 12, 1998 (commencement of operations).
   *** From June 22, 1995 (commencement of operations).
   FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
   During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
   Expense reimbursements by FMR will increase a fund's total returns, and repayment of the reimbursement by a fund will lower its total returns.
   FMR voluntarily agreed to reimburse Small Cap Stock if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 1.50% of its average net assets. For the fiscal period ended April 30, 1998, management fees incurred under the fund's contract prior to reimbursement amounted to $380,263, and management fees reimbursed by FMR amounted to
$197,166.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 30.
       SHAREHOLDER AND TRUSTEE LIABILITY.    Each trust is an entity
of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Fidelity Devonshire Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Fidelity Commonwealth Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
   Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
       VOTING RIGHTS.    Each fund's capital consists of shares of
beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust or fund may, as set forth in the Declaration of Trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Fidelity Commonwealth Trust or Fidelity Small Cap Stock Fund or Fidelity Large Cap Stock Fund may be terminated upon the sale of their assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the funds or trust. Fidelity Devonshire or Fidelity Mid-Cap Stock Fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of their assets. Generally, the merger of a trust or a fund with another entity or the sale of substantially all of the assets of a trust or a fund to another entity requires the vote of a majority of the outstanding shares of a trust or a fund, as determined by the current value of each shareholder's investment in the fund or trust. The Trustees of Fidelity Devonshire Trust may, however, reorganize or terminate the trust or any fund without prior shareholder approval. If not so terminated, each trust and fund will continue indefinitely. Each fund may invest all of its assets in another investment company.

SUPPLEMENT TO THE FIDELITY REAL ESTATE INVESTMENT PORTFOLIO
MARCH 30, 1998
STATEMENT OF ADDITIONAL INFORMATION

   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.
   The fund may not:
   (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
   (8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   (vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   THE FOLLOWING INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2 HAS BEEN ELIMINATED.
   (vi) The fund does not currently intend to purchase or sell real estate (except that the fund may purchase and sell mortgage-related securities and securities of companies that deal in real estate or interests therein and may liquidate real estate acquired as a result of default on a mortgage) but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans.
   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 21.
   The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
   THE FOLLOWING INFORMATION REPLACES ALL OF THE INFORMATION FOUND UNDER THE HEADING "MANAGEMENT FEE" IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 21.
       MANAGEMENT FEE.    For the services of FMR under the management
contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
   The following is the fee schedule for Real Estate Investment
Portfolio.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL FEE
ASSETS           RATE        ASSETS          RATE

 0 - $3 BILLION  .5200%       $ 0.5 BILLION  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 OVER 534        .2500

T   he group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $555 billion of group net assets - the approximate level for January 1998 - was 0.2937%, which is the weighted average of the respective fee rates for each level of group net assets up to $555 billion.
   The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for January 1998, the fund's annual management fee rate would be calculated as follows:

                        GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       MANAGEMENT FEE RATE

REAL ESTATE INVESTMENT  0.2937%         +    0.30%                     =    0.5937%


   One-twelfth of this annual management fee rate is appl    ied to
the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
   For the fiscal years ended     January 31   , 1998, 1997, and 1996,
the fund paid FMR management fees of $13,537,000, $6,154,000, and $3,428,000, respectively.
   FMR may, from time to time, voluntarily reimburse all or a portion of the fund's expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
   During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
   Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 25.
       SHAREHOLDER AND TRUSTEE LIABILITY.    The trust is an entity of
the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
   The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
       VOTING RIGHTS.    Each fund's capital consists of shares of
beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of a trust or a fund with another entity or the sale of substantially all of the assets of a trust or a fund to another entity requires the vote of a majority of the outstanding shares of a trust or a fund, as determined by the current value of each shareholder's investment in the fund or trust. The Trustees may, however, reorganize or terminate the trust or any fund without prior shareholder approval. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company. SUPPLEMENT TO THE FIDELITY UTILITIES FUND MARCH 30, 1998 PROSPECTUS
   The following information replaces similar information found in the "Performance" section on pages 7 and 8.
AVERAGE ANNUAL TOTAL RETURNS
FISCAL PERIODS ENDED  PAST 1   PAST 5   PAST 10
JANUARY 31, 1998      YEAR     YEARS    YEARS

UTILITIES             29.16%   15.91%   14.38%

S&P UTILITIES INDEX   18.73%   12.62%   13.17%

RUSSELL 3000          36.25%   15.14%   15.05%
UTILITIES INDEX

LIPPER UTILITY FUNDS  22.52%   12.65%   12.94%
AVERAGE

CUMULATIVE TOTAL RETURNS
FISCAL PERIODS ENDED  PAST 1   PAST 5    PAST 10
JANUARY 31, 1998      YEAR     YEARS     YEARS

UTILITIES             29.16%   109.19%   283.12%

S&P UTILITIES INDEX   18.73%   81.14%    244.45%

RUSSELL 3000          36.25%   102.40%   306.32%
UTILITIES INDEX

LIPPER UTILITY FUNDS  22.52%   82.18%    240.33%
AVERAGE


   YEAR-BY-YEAR TOTAL RETURNS
   Calendar years       1988   1989   1990   1991   1992   1993   1994   1995   1996   1997
   UTILITIES            14.77% 25.92% 1.85%  21.18% 10.90% 15.61% -5.29% 30.62% 11.44% 31.60%
   S&P Utilities Index  18.11% 46.82% -2.64% 14.48% 8.11%  14.33% -7.84% 41.87% 2.93%  24.49%
   Russell 3000
      Utilities Index      20.54% 45.74% -8.28% 21.22% 12.20% 14.35% -8.12% 37.28% 2.70%  36.61%
   Lipper Utility
      Funds Average        15.28% 28.77% -1.37% 21.67% 9.07% 13.13% -8.99% 27.34% 9.87% 26.01%
   Consumer Price Index 4.42%  4.65%  6.11%  3.06%  2.90% 2.75%  2.67%  2.54%  3.32% 1.70%
   The following information supplements the information found in the
"Performance" section on page 8.
   RUSSELL 3000 UTILITIES INDEX is comprised of over 200 utility stocks that are included in the Russell 3000 Index.
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 10:
Peter Saperstone is manager of Utilities, which he has managed since
October 1998. He also manages other Fidelity funds. Mr. Saperstone joined Fidelity in 1995 and has worked as an analyst and manager.
   The following information replaces similar information found in the
"Investment Principles and Risks" section on page 11.
       UTILITIES    seeks high total return through a combination of
current income and capital appreciation. FMR normally invests at least
65% of the fund's total assets in all types of securities of utility companies. FMR expects to focus on equity securities but may invest in all types of securities in pursuit of its objective.
   Utility companies may include companies that provide electricity, natural gas, water, public communications services, or sanitary services to the public. Although these companies traditionally pay above average dividends, the fund intends to focus on those companies whose securities have the potential to increase in value. The fund's performance is closely tied to conditions affecting the utility industry. The industry is sensitive to factors such as interest rates, government regulations, the price and availability of fuel,
environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly.
FMR emphasizes quality in selecting the fund's utility investments, and looks for companies that have proven dividend records and sound financial structures. The fund may also buy foreign securities of non-utility companies.
   The following information replaces similar information found in the
"Securities and Investment Practices" section on page 12.
       RESTRICTIONS:    With respect to 75% of its total assets, the
fund may not invest in more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
   The fund may not invest in more than 5% of the outstanding voting securities of more than one utility company.
   The following information replaces similar information found in the
"Securities and Investment Practices" section on page 14.
       RESTRICTIONS:    With respect to 75%of its total assets, the
fund may not invest more than 5% in the securities of any one issuer.
This limitation does not apply to U.S. Government securities or to securities of other investment companies.
   The fund may not invest more than 25% of its total assets in any one industry (other than utility companies). This limitation does not apply to U.S. Government securities.
   The following information replaces similar information found in the
"Fundamental Investment Policies and Restrictions" section on page
15.
   With respect to 75% of its total assets, the fund may not invest more than 5% in the securities of any one issuer and may not invest in more than 10% of the outstanding voting securities of a single issuer.
These limitations do not apply to U.S. Government securities or to securities of other investment companies.
   The fund may not invest more than 25% of its total assets in any one industry, except that the fund will invest more than 25% of total assets in the securities of utility companies. This limitation does not apply to U.S. Government securities.
T   he following information replaces similar information found in the
"Breakdown of Expenses" section on page 16.
   MANAGEMENT FEE
   UNDERSTANDING THE
   MANAGEMENT FEE
   The basic fee FMR receives is
   designed to be responsive to
   changes in FMR's total assets
   under management. Building
   this variable into the fee
   calculation assures
   shareholders that they will pay
   a lower rate as FMR's assets
   under management increase.
   Another variable, the
   performance adjustment,
   rewards FMR when the fund
   outperforms the specified
   securities index (an
   established index of stock
   market performance) and
   reduces FMR's fee when the
   fund underperforms these
   indexes.
   (checkmark)
   The management fee is calculated and paid to FMR every month. The
amount of the fee is determined by calculating a     BASIC FEE    and
then applying a     PERFORMANCE ADJUSTMENT   . The performance
adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to a specified securities index.
MANAGEMENT  =  BASIC  +/-  PERFORMANCE
FEE            FEE         ADJUSTMENT

   The following information replaces similar information found in the
"Breakdown of Expenses" section on page 16.
       THE PERFORMANCE ADJUSTMENT    rate is calculated monthly by
comparing the fund's performance over the most recent 36-month period to a specified securities index.
   Prior to December 1, 1998, the fund compared its performance to the
Standard & Poor's Utilities Index. Effective December 1, 1998,
following the approval of its shareholders, the fund changed its comparative securities index to the Russell 3000 Utilities Index and began to prospectively compare its performance to that index. Because performance adjustments are based on a rolling 36 month measurement period, the change to the new index will not be fully implemented until the expiration of a corresponding 36 month transition period.
During the transition period, the fund's performance will be compared to a blended index return that reflects the performance of the new index for the portion of the 36 month performance measurement period subsequent to November 30, 1998 and the performance of the old index for the remainder of the period. At the conclusion of the transition period, the performance of the Standard & Poor's Utilities Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Russell 3000
Utilities Index.
   The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.15% of the fund's average net assets over the performance period.
   The total management fee for the fiscal year ended January 31, 1998 was 0.60% of the fund's average net assets.
SUPPLEMENT TO THE FIDELITY UTILITIES FUND
MARCH 30, 1998
STATEMENT OF ADDITIONAL INFORMATION
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.
   The fund may not:
   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry except that the fund will invest more than 25% of its total assets in securities of utility companies.
   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity
Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   (vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND UNDER
THE HEADING "PERFORMANCE COMPARISONS" IN THE "PERFORMANCE" SECTION ON
PAGE 14.
   Utilities may also compare its performance to the Russell 3000
Utilities Index, an index comprised of over 200 utility stocks that are included in the Russell 3000 Index. Industries included in the index include telecommunications, cable television and radio, electrical, gas distributors, and water.
   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND IN THE
"MANAGEMENT CONTRACT" SECTION ON PAGE 20.
   The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
   THE FOLLOWING INFORMATION REPLACES ALL OF THE INFORMATION FOUND
UNDER THE HEADING "MANAGEMENT FEE" IN THE "MANAGEMENT CONTRACT"
SECTION BEGINNING ON PAGE 20.
   MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to a specified securities index.

   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
   The following is the fee schedule for Utilities Fund.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL FEE
ASSETS            RATE       ASSETS          RATE

 0 - $3 BILLION  .5200%       $ 0.5 BILLION  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 OVER 534        .2500

   The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $555 billion of group net assets - the approximate level for January 1998 - was 0.2937%, which is the weighted average of the respective fee rates for each level of group net assets up to $555 billion.
   The fund's individual fund fee rate is 0.20%. Based on the average group net assets of the funds advised by FMR for January 1998, the fund's annual basic fee rate would be calculated as follows:


           GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       BASIC FEE RATE

UTILITIES  0.2937%         +    0.20%                     =    0.4937%


   One-twelfth of this annual basic fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
   COMPUTING THE PERFORMANCE ADJUSTMENT. As a general matter, the basic fee for Fidelity Utilities Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of a specified securities index over the same period. The performance period consists of the most recent month plus the previous 35 months.
   On November 18, 1998, shareholders approved an amendment to the fund's management contract that changed the comparative securities index used to calculate the performance adjustment from the Standard & Poor's Utilities Index (Prior Index) to the Russell 3000 Utilities Index (Current Index). The amendment became effective on December 1, 1998. Under the terms of the amended contract, the Current Index is being implemented on a prospective basis. Because performance adjustments are based on a rolling 36 month measurement period, the Current Index will not be fully implemented until the expiration of a transition period that commenced with the amendment's effectiveness. During this transition period, the fund's performance will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the 36 month performance measurement period occurring on and after December 1, 1998 and the performance of the Prior Index for the remainder of the measurement period. For example, the performance adjustment for December 1998 would be calculated by comparing the fund's performance to a blended index return using the Prior Index's performance for the first 35 months of the measurement period and the Current Index's performance for the 36th month of the measurement period. For the following 35 months, an additional month of the Current Index's performance and one less month of the Prior Index's performance would be used in the calculation. At the conclusion of the transition period, the performance of the Prior Index would be eliminated from the performance adjustment calculation, and the calculation would include only the performance of the Current Index.
   Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of (plus/minus)7.50) is multiplied by a performance adjustment rate of 0.02%.
   The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
   The maximum annualized adjustment rate is (plus/minus)0.15% of the fund's average net assets over the performance period.
   The fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment. The records of the Prior and Current Indexes are based on change in value and each is adjusted for any cash distributions from the companies whose securities compose the Index.
   Because the adjustment to the basic fee is based on the fund's performance compared to the blended investment records of the Prior and Current Indexes, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the Indexes. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
   For the fiscal years ended     January 31   , 1998, 1997, and 1996,
the fund paid FMR management fees of $8,063,000, $7,137,000, and $6,439,000, respectively. The amount of these management fees include both the basic fee and the amount of the performance adjustment, if
any. For the fiscal years ended     January 31   , 1998 and 1997, the
upward performance adjustments amounted to $1,432,000 and $502,000,
respectively. For the fiscal year ended     January 31   , 1996, the
downward performance adjustment amounted to $333,000.
   FMR may, from time to time, voluntarily reimburse all or a portion of the fund's expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
   During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
   Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 25.
       SHAREHOLDER AND TRUSTEE LIABILITY.    The trust is an entity of
the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
   The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
       VOTING RIGHTS.    Each fund's capital consists of shares of
beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of a trust or a fund with another entity or the sale of substantially all of the assets of a trust or a fund to another entity requires the vote of a majority of the outstanding shares of a trust or a fund, as determined by the current value of each shareholder's investment in the fund or trust. The Trustees may, however, reorganize or terminate the trust or any fund without prior shareholder approval. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.